EXHIBIT 10.24

                           FOURTH AMENDED AND RESTATED
                      SUBORDINATION AND PRIORITY AGREEMENT


     WHEREAS, BANK OF AMERICA, N.A. ("BOA") and JPMORGAN CHASE BANK, as Agent ("CB") (BOA, CB, and the other Lenders (as defined in the Loan Agreement) now or hereinafter a party to that certain Credit Agreement dated as of October 31, 2005, as amended or restated, the "Loan Agreement"), have filed or intend to file Uniform Commercial Code financing statements perfecting, and giving notice of, a security interest in all or some of the property, including but not limited to, inventory and equipment, chattel paper, contract rights, accounts or general intangibles of Conn Appliances, Inc., and/or its subsidiary CAI, L.P. (collectively, "Debtor"), and the proceeds thereof to the extent allowed;

     WHEREAS, BOA has agreed to provide Debtor with a secured and uncommitted import letter of credit line of up to $10,000,000 in the aggregate to accommodate Debtor's importation of inventory purchases into North America (the "Import Letter of Credit Line"), and pursuant to such credit facility, Debtor will execute and deliver from time to time, BOA's form letter of credit agreement and such other related documents as from time to time in effect in connection therewith;

     WHEREAS, as security for the indebtedness and obligations under the Import Letter of Credit Line and all renewals and extensions thereof, Debtor has agreed to execute and deliver to BOA a Third Amended and Restated Security Agreement covering the inventory purchased by Debtor from the parties listed on attached
Schedule 1 (as Schedule 1 may be amended from time to time as set out in paragraph number 1 below) with credit support provided by the Import Letter of Credit Line, together with all products and proceeds thereof (collectively, the "Prime Collateral"); and

     WHEREAS, the parties hereto desire to avoid possible conflicting security interests, and the priority thereof, arising from the filing of their respective financing statements under each of the Loan Agreement and the Import Letter of Credit Line.

NOW, THEREFORE, the parties hereto agree as follows:

1. The Banks hereby (a) consent to Debtor's indebtedness incurred, and the liens granted on the Prime Collateral granted in favor of BOA, in connection with the Import Letter of Credit Line, and (b) subordinate their security interests and liens under the Loan Agreement to the security interests and liens of BOA under the Import Letter of Credit Line in (i) the Prime Collateral, whether now owned or acquired in the future by Debtor, (ii) all proceeds of insurance thereon, and (iii) all identifiable cash proceeds in the form of money and checks received by any Debtor with respect thereto which are not commingled with other property of any Debtor; provided, however, that under no circumstances shall the Prime Collateral include (x) Purchased Receivables, Related Security, Receivable Files, or Originator Notes as each is defined in the Receivables Purchase Agreement dated as of September 1, 2002, between Conn Appliances, Inc., CAI, L.P., and Conn Funding I, L.P., as sellers, and Conn Funding II, L.P., as purchaser, or any products or proceeds thereof; or (y) Transferred Assets as defined in the Agreement of Sale dated as of January 24, 2001, by and between Conn Appliances, Inc. and CAI, L.P., as sellers, and Aaron Rents, as purchaser. All terms used and not otherwise defined herein, which are defined in Article 9 of the Texas Uniform Commercial Code, shall have the meanings assigned to them in Article 9 of the Texas Uniform Commercial Code, as in effect on the date of the filing of any financing statement. Notwithstanding anything to the contrary herein, Debtor, BOA, CB and the Banks hereby agree that Debtor may from time to time update the list of counterparties on Schedule 1 attached hereto by delivering a revised
     Schedule 1 to BOA and CB, and, upon the execution of such revised Schedule 1 by BOA and CB, the then current Schedule 1 shall automatically be replaced in its entirety by such revised Schedule 1.

2. BOA hereby agrees that it shall not at any time during the terms of this Agreement have a security interest, lien, claim or any type of encumbrance whatsoever, at law, in equity or by contract, on any property or assets of any Debtor other than a security interest in the Prime Collateral. To the extent BOA shall now or hereafter have any security interest, lien, claim or other encumbrance prohibited by the foregoing sentence, the same is hereby released and discharged.

3. No party, including without limitation the Debtor, is intended to be a third party beneficiary of this Agreement. This Agreement shall not constitute a purchase money security interest notice.

4. Whenever either party hereto shall be required or shall have the right to give notice to the other party, such notice shall be deemed to have been given five (5) days after mailing, postage prepaid, by registered or certified mail, return receipt requested, or upon personal delivery to the other party at the following address, or such other address as is furnished in writing by one party to another party:

     To:

     JPMorgan Chase Bank                         Bank of America, N.A.
     712 Main Street, 5th Floor                  700 Louisiana, 7th Floor
     Houston, Texas 77002                        Houston, Texas 77002
     Attn:  Manager Houston Commercial           Attn:  Gary Mingle

5. This agreement is irrevocable by the parties hereto and shall remain in full force and effect until the earlier of (a) the repayment in full of all the obligations of the Debtor to the Banks under the Loan Agreement and (b) the repayment in full of all of the obligations of the Debtor to BOA under the Import Letter of Credit Line.

6. CB, the Banks and BOA agree this Agreement shall be binding upon and inure to the benefit of their respective successors and assigns, and shall be governed by and construed in accordance with the laws of the State of Texas.

7. This Agreement amends and restates that certain Third Amended and Restated Subordination and Priority Agreement dated as of June 14, 2006, among BOA, CB, and Debtor (the "Third Amended and Restated Subordination Agreement"), as such Third Amended and Restated Subordination and Priority Agreement amended and restated that certain Second Amended and Restated Subordination and Priority Agreement dated as of July 11, 2005, among BOA, CB, and Debtor (the "Second Amended and Restated Subordination Agreement"), as such Second Amended and Restated Subordination Agreement amended and restated that certain First Amended and Restated Subordination and Priority Agreement dated as of June 17, 2004, among BOA, CB, and Debtor (the "First Amended and Restated Subordination Agreement"), as such First Amended and Restated Subordination Agreement amended and restated that certain Subordination and Priority Agreement dated as of March 20, 2003, among BOA, CB, and Debtor (the "Initial Subordination Agreement"), and shall not be construed to be a novation of the Third Amended and Restated Subordination Agreement, the Second Amended and Restated Subordination Agreement, the First Amended and Restated Subordination Agreement, or the Initial Subordination Agreement.

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

     IN WITNESS WHEREOF the parties hereto have this 31st day of August 2006, hereunto have set their hands.

                                       BANK OF AMERICA, N.A.


                                       By:  /s/ Gary L. Mingle
                                          --------------------------------------
                                           Gary L. Mingle, Senior Vice President


                                       JPMORGAN CHASE BANK, NATIONAL
                                       ASSOCIATION, AS AGENT FOR THE LENDERS


                                       By:  /s/ R. Michael Arnett
                                          --------------------------------------
                                          R. Michael Arnett, Vice President


Acknowledged and Consented to:


CONN APPLIANCES, INC.


By:   /s/ David R. Atnip
   ----------------------------------
    David R. Atnip, Treasurer


CAI, L.P.


By: Conn Appliances, Inc., its sole
    general partner


By:   /s/ David R. Atnip
   ----------------------------------
    David R. Atnip, Treasurer

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